UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported): June 25, 2008

FIRST CAPITAL BANCORP, INC.

(Name of Small Business Issuer in its charter)

Virginia	001-33543	11-3782033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4222 Cox Road, Suite 200 Glen Allen, VA	23060
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number: (804) 273-1160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 9, 2008, First Capital Bancorp, Inc. (the “Company”) filed a Registration Statement on Form S-3. However, it is important to note, that there are no current plans for any officers and directors identified in the Registration Statement to sell any of the registered shares. Rather, the registration statement, which became effective on June 23, 2008, covers 459,164 shares of the Company’s common stock that were acquired by certain of the Company’s officers and directors on September 8, 2006 in a statutory share exchange transaction pursuant to which the Company became the holding company for First Capital Bank. Because of the manner in which the shares were acquired, they had to be registered with the Securities and Exchange Commission. The May 9, 2008 S-3 filing simply completed this transaction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST CAPITAL BANCORP, INC.

Date: June 25, 2008	By:	/s/ William W. Ranson
William W. Ranson
Senior Vice President &
Chief Financial Officer

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